UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 11, 1997


                           Texas Equipment Corporation
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        (Exact name of small business issuer as specified in its charter)


Nevada                                33-47921-A              62-1459870
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(State or other jurisdiction       (Commission File        ( I.R.S.Employer
of incorporation)                       Number)             Identification No.)


1305 Hobbs Highway, Seminole TX                                     79360
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(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code:   (915) 758-3643
                                                      --------------------------


               10 Greene St., Suite 800, New York, New York 10012
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            (Former name, former address and former fiscal year, if
                           changed since last report)



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Items 2.  Acquisition or Disposition of Assets

         On July 11, 1997, the registrant acquired from C.J.'s Equipment, Inc., two Southeast New Mexico John Deere dealerships. The registrant will continue to operate the dealership located in Artesia, New Mexico, and close the other dealership, located in Roswell, New Mexico.

         The registrant purchased the assets of C.J.'s Equipment, Inc., paying an aggregate of $1,283,253.62. Of this amount, $829,423.81 is for the acquisition of parts and new equipment and financed by Deere Credit through its usual dealership programs. The registrant paid $165,829.81 for furniture and other equipment. In addition the registrant paid $288,000 for land, buildings and vehicles of which $76,000 was paid by non-interest bearing notes. The balance, $212,000, was paid through the use of a credit facility provided by Midland American Bank.

Item 5.  Other Events

         On August 11, 1997, the registrant, Texas Equipment Co., Inc., Paul Condit, John Condit and Jeffrey Condit settled all litigation with Jonathan Braun, Charles Platkin and Marinex Multimedia Corporation ("Marinex"). Pursuant to the terms of the settlement, all existing litigation between these parties will be dismissed with prejudice. Insofar as the litigation involves Michael Killman or Charles Barkley, the litigation will be dismissed without prejudice.

         In the agreement Messrs. Braun and Platkin have agreed, among other terms of the settlement, to cease the operations of Marinex, return 250,000 shares of the registrant's Common Stock, and pay all outstanding obligations of Marinex. Messrs. Braun and Platkin will retain cash compensation for services for all of 1997. In addition, the settlement voids certain provisions of the agreement whereby the registrant acquired its wholly owned subsidiary, Texas Equipment Co., Inc. The provisions voided include the right to nominate a director of the registrant by Messrs. Braun and Platkin, the right of Messrs. Braun and Platkin to put Common Stock to the registrant, and the right of the registrant to require John Condit, Paul Condit II, or Jeffrey Condit to return Common Stock to the registrant. As part of the settlement, Mr. Braun will resign from the registrant's board of directors.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                           It is impractable to provide the required financial statements of the business acquired. The financial statement will be filed no later than October 11, 1997.

         (b)      Proforma financial information

                           It is impractable to provide pro forma financial statements. The pro forma financial statements will be filed no later than October 11, 1997.

         (c)      Exhibits

                           10(j)    Purchase and Sale Agreement between
                           registrant and C. J.'s Equipment, Inc.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.





                                                    Texas Equipment Corporation




                                                    ----------------------------
                                                    Paul Condit, President


Date:     August 11, 1997









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